UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2011

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 LA JOLLA VILLAGE DRIVE, SUITE 950, SAN DIEGO, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 23, 2011, MediciNova, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Underwriter”), relating to the issuance and sale of an aggregate of 2,750,000 shares of our common stock, par value $0.001 per share, and warrants to purchase 2,750,000 shares of our common stock. The common stock and warrants to purchase common stock will be sold in units, with each unit consisting of (i) one share of our common stock and (ii) a warrant to purchase one share of our common stock. The warrants will become exercisable immediately upon issuance at an exercise price of $3.56 per share, and will expire five years from the date of issuance. The price to investors in this offering is $3.00 per unit and the Underwriter has agreed to purchase the units from the Company pursuant to the Underwriting Agreement at a price of $2.85 per unit. The net proceeds to us from this offering are expected to be approximately $7.5 million, after deducting the underwriting discount and estimated offering expenses payable by us, but excluding the proceeds, if any, from the exercise of the warrants issued in the offering (attributing no value to the warrants included in the units). The offering is expected to close on or about March 29, 2011, subject to customary closing conditions.

The offering is being made pursuant to our effective registration statement on Form S-3 (Registration Statement No. 333-163116) previously filed with the Securities and Exchange Commission and a prospectus supplement thereunder. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto.

The Underwriting Agreement contains customary representations, warranties and agreements by us, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Underwriting Agreement and the warrants are not complete and are qualified in their entireties by reference to the full text of the Underwriting Agreement and form of warrant, copies of which are filed herewith as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about the Company’s expectations regarding the completion and anticipated use of proceeds from the offering. Words such as “estimate,” “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events may differ materially from those set forth in this report due to risks and uncertainties associated with the satisfaction of the conditions to close the offering. Risk factors related to us, our business and the offering are discussed under “Risk Factors” and elsewhere in our prospectus supplement with respect to the offering described above, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 and other filings with the Securities and Exchange Commission. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 2.02	Results of Operations and Financial Condition.

On March 23, 2011, we made the following announcement with respect to our preliminary earnings for the fourth quarter and fiscal year ended December 31, 2010 in the prospectus supplement relating to the offering described above.

The audit of our financial statements as of and for the year ended December 31, 2010 has not yet been completed. Based on preliminary unaudited financial results, we do not expect to recognize any revenue for the quarter and year ended December 31, 2010. We expect to recognize a net loss of approximately $5.0 million for the quarter ended December 31, 2010, or $0.40 per share, and a net loss of approximately $20.2 million for the year ended December 31, 2010, or $1.63 per share. As of December 31, 2010, we expect cash and cash equivalents on hand to be approximately $28.3 million, which will not be sufficient to meet our operating requirements and debt repayment obligations through December 31, 2011. Restricted cash of approximately $28.7 million, however, is expected to be sufficient to cover our convertible debt obligations maturing on June 18, 2011. These estimated financial results, as set forth in this paragraph, are preliminary and subject to completion of the year end audit.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On March 23, 2011, we issued a press release announcing the offering described above and a separate press release announcing the pricing of the offering described above. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

1.1	Underwriting Agreement, dated March 23, 2011, by and between MediciNova, Inc. and Ladenburg Thalmann & Co., Inc..

4.1	Form of Warrant to Purchase Common Stock.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release, dated March 23, 2011, titled “MediciNova Announces Proposed Public Offering of Common Stock and Warrants.”

99.2	Press Release, dated March 23, 2011, titled “MediciNova Prices $8.25 Million Public Offering of Common Stock and Warrants.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

	By:	/s/ Michael Coffee
Michael Coffee
Chief Business Officer and Interim Chief Financial Officer

Date: March 24, 2011

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated March 23, 2011, by and between MediciNova, Inc. and Ladenburg Thalmann & Co., Inc..

4.1	Form of Warrant to Purchase Common Stock.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release, dated March 23, 2011, titled “MediciNova Announces Proposed Public Offering of Common Stock and Warrants.”

99.2	Press Release, dated March 23, 2011, titled “MediciNova Prices $8.25 Million Public Offering of Common Stock and Warrants.”